UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Copy to: Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2013

Date of reporting period:	April 30, 2013

Item 1.  Shareholder Report

Avenue Credit Strategies Fund

Manager Commentary

April 30, 2013 (unaudited)

Dear Shareholder,

We are pleased to present the 2013 Semi Annual Report for Avenue Credit Strategies Fund, a series of Avenue Mutual Funds Trust (the “Fund”). The Fund was launched on June 1, 2012, and the Manager Commentary covers the six month period ended April 30, 2013.

Fund Objective

The Fund seeks total return, primarily from capital appreciation, fees and interest income. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans and distressed debt instruments (and loan-related or debt-related instruments, including derivative instruments), including new issuance.

Performance(1)

The Fund measures its performance against its peers and a combination of two indices: the Barclay’s U.S. Corporate High Yield Index (the “Barclays Index”) and the CS Leveraged Loan Index (the “CS Index”). For the six month period ended April 30, 2013, the Fund had a total return of 11.91% for the Institutional Class Shares and 11.80% for the Investor Class Shares, compared to 7.26% for the Barclays Index and 4.31% for the CS Index. For the period June 1, 2012 (inception) through April 30, 2013, the Fund had a total return of 23.33% for the Institutional Class Shares and 23.08% for the Investor Class Shares, compared to 15.49% for the Barclays Index and 8.79% for the CS Index.

Returns(1)

Fund/Index	Return Over the Period 11/1/2012 - 4/30/2013	Return Since Fund Inception 6/1/2012 - 4/30/2013
Avenue Credit Strategies Fund:
Institutional Share Class (ACSBX)	11.91%	23.33%
Avenue Credit Strategies Fund:
Investor Share Class (ACSAX)	11.80%	23.08%
Barclays U.S. Corporate High Yield Index	7.26%	15.49%
CS Leveraged Loan Index	4.31%	8.79%

Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume reinvestment of all dividends. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on June 1, 2012. The performance shown thus represents the Fund’s results for a short period of time. Moreover, the Fund was opportunistic and took advantage of several short term trading opportunities. There is no assurance that such investments will be made in the future or that they will positively impact performance, at all, or to the same extent. As disclosed in the February 28, 2013 prospectus, through February 28, 2014, Avenue Capital Management II, L.P., the Fund’s investment adviser, has contractually agreed to reimburse the Fund so that the Fund’s Net Total Expense Ratio is limited to 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively. The Fund’s Gross Total Expense Ratio is 5.20% and 4.85% for the Investor Class and Institutional Class, respectively.

Factors Affecting Performance

Fueled by investor demand and low treasury yields, credit markets remained firm during the period driving U.S. high yield bond yields to a record low of 5.41%.(2) The Fund outperformed the Barclays Index and CS Index over the period as we utilized fundamental analysis to drive our investment approach and individual security selection across a number of positions in the U.S., Canada, Europe and Asia. Additionally, the Fund benefitted from the market conditions of rising risk asset prices and sustained low treasury yields. The robust new issuance market allowed the Fund to take advantage of several short term trading opportunities. We believe that our approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should, in our opinion, continue to allow us to select the credits that are likely to be drivers of alpha. Several of the stressed and distressed investments held by the Fund performed well during the period including the Fund’s credit selections in the financial sector. Credits in this sector included Ambac Assurance Corp., Radian Group Inc., Lehman Brothers Escrow Holdings, MGIC Investment Corp. and Lloyds Banking Group PLC.

In addition, the following factors contributed positively to performance:

•             The Fund was underweighted to BB-rated bonds and held significant positions in CCC-rated and below CCC-rated bonds including NR-rated bonds. Bonds rated CCC and below performed better than those rated BB during the period. The Barclays Ba U.S. High Yield Index return for the period was 5.62%, and the Barclays Ca - D U.S. High Yield Index returned in excess of 13%.(3)

•             While the Fund employs an opportunistic strategy that invests in a combination of both the high yield bond and leveraged loan asset classes, during the period we had a low weighting to bank loans, which positively impacted performance. The CS Leveraged Loan Index returned 4.31% versus 7.26% for the Barclays U.S. Corporate High Yield Index.(1)

The primary detractor from performance was Cengage Learning Acquisitions Inc. Other credits which underperformed were ATP Oil and Gas Corp., Connacher Oil and Gas Ltd. and Caesars Entertainment Corp. Additionally, a portfolio hedge (a short position in Ishares Iboxx High Yield Corporate Bond Fund) implemented in early December that hedged 15% notional amount of the portfolio detracted from performance.

With mostly positive economic news from the U.S. as well as European tail risks subsiding, we took gains in some of our positions as positive investor sentiment lifted prices higher. We ended the period with the Standard and Poor’s 500 Index (“S&P 500 Index”) closing at 1,597.57, and the Dow Jones Industrial Average closing at 14,839.80.(4) We were pleased with our credit selection leading to alpha generation for our investors over the period.

Market Outlook

The U.S. markets performed strongly over the period, largely in reaction to a stabilizing outlook for the Eurozone, the continued U.S. economic recovery and healthy quarterly results from U.S. corporates. Specifically within the levered credit markets, debt new issuance was robust and inflows to credit mutual funds remained healthy. Bonds and loans were supported by continued strength in equities. The positive news has been well received by the market, but gross domestic product (“GDP”) growth may continue to be sluggish. Corporate earnings have remained on course, but lower guidance going forward and soft margins keep us mindful of downside risks. For 2013, S&P 500 Index consensus earnings per share estimates have fallen 2%, and 2014 estimates have fallen 1%.(5)

Despite concerns regarding the U.S. presidential election, debt ceiling and fiscal cliff in the U.S., debt capital markets remained resilient and continued to be strong through the period, buoyed by a material decline in European tail risks and a much-improved U.S. housing market.

Investors took comfort after the Federal Reserve announced its latest form of quantitative easing whereby, beginning in January 2013, it would purchase $45 billion of Treasury securities every month, in addition to the existing program to purchase $40 billion of mortgage-backed securities per month. The Federal Reserve also indicated that its near-zero interest rate policy would remain in place until the unemployment rate hits 6.5%.(6)

On the U.S. economic front, the most encouraging news flow came from the housing sector. Housing starts for each month of the first quarter of 2013 were significantly above the prior year levels, with March 2013 starts at 46.7% above the March 2012 level.(7) Jobs numbers were also generally supportive of the continued, if protracted, U.S. recovery. Showing some degree of improvement from 8.2% unemployment in March 2012, the unemployment rate declined during the period from 7.9% in January 2013 to 7.6% in March 2013.(8) Revisions to employment released during the period were all more favorable than previously announced data.

The European high yield market has become increasingly bifurcated, with assets being drawn to large liquid names and shying away from smaller issuers. Small and mid-cap companies are facing the dual challenges of a low growth environment and reduced access to capital. With continued weak GDP growth across the Eurozone, companies without a diversified revenue stream are having trouble growing into their balance sheets. With access to capital having diminished, the number of bankruptcies for these companies has increased.

In Europe, the markets took solace in Mario Draghi’s Outright Monetary Transactions (“OMT”) program. With the OMT backstop in place, investors drove down yields in the peripheral countries, including Spain and Italy. Ireland and Portugal continued to make progress with their fiscal adjustments, and partially regained access to the bond markets.

As sovereign fears abated, investors hoped that action by the European Central Bank (“ECB”) would filter into the real economy, improving economic data. While there were some green shoots (i.e. signs of growth and recovery) in January, it appears that the economic data has stabilized at low levels and it is possible that Europe could muddle along in a slight recession for all of 2013. With Eurozone GDP contraction in the third and fourth quarters of 2012, the Purchasing Managers Index (“PMI”) registering below 50, unemployment levels reaching new highs, and continued austerity measures, it remains difficult to see where economic growth will come from in Europe.

Cyprus entered the fray March 16th when Euro officials announced a new tax on bank deposits in efforts to raise funds as part of a €10 billion rescue plan.(9) This announcement prompted concerns of contagion (i.e. similar policies developing elsewhere in Europe). On balance, we believe that Eurozone risks are no longer systemic in nature, but rather economic and will take years to resolve.

Moving forward, opportunities in the leveraged loan space are currently less attractive than bonds with 82% of the leveraged loan market trading above par.(2) High yield new issuance has surged, with March pricing $43 billion for the fifth highest month volume on record.(2) Year-to-date high yield new issuance is already $149.9 billion (as of April 26, 2013), compared to $126.4 billion for the same period last year. Of this record new issuance, 65% of this year’s proceeds have been used for refinancing.(2)

Below are data points we find significant to our asset mix and credit selection process:

U.S. high yield defaults continue to be below average

•             For 2013, seven bond issuers have defaulted on $2.3 billion in high yield bonds (through April 26, 2013). During 2012, 20 companies had defaulted on high yield bonds, affecting $14.1 billion, compared with 21 defaults and $18.5 billion in 2011 during the same time frame.(2)

•             The par-weighted high yield default rate is 0.96%, and is slightly higher including distressed exchanges at 1.13%.(2)

•             It is anticipated that the high yield default rate will remain below its 4.0% long-term average over the next few years. The refinancings of high yield bonds over the past two years have significantly pushed out the “wall of maturities” and delayed, in our opinion, a number of inevitable defaults.

Leveraged loan defaults continue to be below average

•             For 2013, five loan borrowers have defaulted affecting $4.5 billion in institutional loans (through April 26, 2013). During 2012, 22 companies had defaulted on institutional loans, affecting $8.4 billion, compared with 10 defaults and $2.4 billion in 2011 during the same time frame.(2)

•             The par-weighted loan default rate is 1.66%, and is slightly higher including distressed exchanges at 1.84%.(2)

•             It is anticipated that the loan default rate will remain below its 3.5% long-term average over the next few years. Similar to high yield bonds, the substantial amount of loan refinancings have significantly pushed out the “wall of maturities”.

European high yield bond and leveraged loan default outlook

•             Weak economic conditions, including a recessionary environment across the Eurozone, combined with continued deleveraging by the European commercial banks and financial institutions, lead us to believe that defaults in Europe should continue to increase and remain elevated for the foreseeable future.

We continue to work hard identifying attractive investment opportunities across the performing, stressed and distressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

May, 2013

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

(1)         Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index. Index information was compiled from sources that Avenue Capital Management II, L.P. believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

(2)         J.P. Morgan Credit Strategy Weekly Update, April 26, 2013.

(3)         Barclays, retrieved May 8, 2013. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index. Index information was compiled from sources that Avenue Capital Management II, L.P. believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data.

(4)         Bloomberg as of May 22, 2013.

(5)         Goldman Sachs US Equity Views, May 3, 2013.

(6)         FOMC Press Release, January 30, 2013.

(7)         U.S. Census Bureau, New Residential Construction in March 2013, April 16, 2013.

(8)         U.S. Bureau of Labor Statistics, Labor Force Statistics from the Current Population Survey, as of April 26, 2013.

(9)         Cyprus Bank Deposits to Be Taxed in $13 Billion Bailout, Bloomberg, March 16, 2013.

Avenue Credit Strategies Fund

Financial Data*

April 30, 2013 (unaudited)

Geographic Allocation(a)(c)	Security Type(a)(e)	Ratings Category(a)(f)

Top Five Industries(a)(b)

Top 10 Largest Holdings(a)

1	Caesars Entertainment Corp.	3.4%
2	Energy Future Holdings Corp.	3.1%
3	Ambac Assurance Corp.	3.0%
4	Edgen Murray Corp.	3.0%
5	Lloyds Banking Group PLC	2.5%
6	CHC Helicopter SA	2.2%
7	Avaya, Inc.	2.2%
8	Hercules Offshore, Inc.	2.2%
9	MGIC Investment Corp.	2.2%
10	Takko Luxembourg 2 SCA	2.1%
	Total Top 10:	25.9%

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Investing in the Fund is also subject to the specific risks described in the accompanying Notes to Financial Statements. Please read the Notes to Financial Statements for additional information.

*                 Calculated as a percent of net assets. Holdings are subject to change without notice.

(a)         Holdings are subject to change without notice. Calculated as a percent of net assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.

(b)         Industries are represented using Barclays classifications.

(c)          The geographic allocation is based on where Avenue believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based or where it is headquartered. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(d)         Cash and Cash Equivalents includes cash, market value and collateral posted for short positions, if any, as well as other non-investment assets and liabilities (net).

(e)          Security Type, as defined by Avenue, is sourced from Bloomberg as well as developed via internal classifications.

(f)           Ratings information represents Standard & Poor’s ratings on the instruments of the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default; some securities are not rated (NR). BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds.

Avenue Credit Strategies Fund

Schedule of Investments

April 30, 2013 (unaudited)

					Principal
Security Description	Coupon	Maturity			Amount (000)	Value

CORPORATE BONDS & NOTES — 72.7%
Aerospace & Defense — 1.1%
Silver II Borrower / Silver II US Holdings LLC (a)	7.75%	12/15/2020			$700	$750,750

Auto Components — 0.4%
American Axle & Manufacturing, Inc.	6.63%	10/15/2022			275	293,906

Building Products — 2.1%
HD Supply, Inc.	10.50%	1/15/2021			1,275	1,337,156
Nortek, Inc.	10.00%	12/1/2018			100	112,375
						1,449,531
Capital Markets — 1.8%
Lehman Brothers Escrow Holdings (b)(c)	5.25%	2/6/2012			5,350	1,270,625

Chemicals — 2.5%
Kerling PLC (a)	10.63%	2/1/2017		EUR	200	272,938
Perstorp Holding AB (a)	8.75%	5/15/2017			$425	457,406
Rentech Nitrogen Partners LP / Rentech Nitrogen Finance Corp. (a)	6.50%	4/15/2021			1,000	1,025,000
						1,755,344
Communications Equipment — 3.2%
Aspect Software, Inc.	10.63%	5/15/2017			650	682,500
Avaya, Inc.:
	9.00%	4/1/2019	(a)		300	306,000
	10.50%	3/1/2021	(a)		1,350	1,245,375
						2,233,875
Containers & Packaging — 2.3%
Albea Beauty Holdings SA (a)	8.38%	11/1/2019			550	591,250
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR	700	1,023,271
						1,614,521
Diversified Telecommunication Services — 3.8%
Intelsat Luxembourg SA (a)	7.75%	6/1/2021			$1,000	1,055,000
Numericable Finance & Co. SCA (a)	12.38%	2/15/2019		EUR	500	783,586
Wind Acquisition Finance SA (a)	6.50%	4/30/2020			$750	785,625
						2,624,211
Electric Utilities — 4.3%
Edison Mission Energy:
	7.00%	5/15/2017	(b)		110	62,975
	7.20%	5/15/2019	(b)		305	174,612
	7.50%	6/15/2013	(b)		460	262,200
	7.75%	6/15/2016	(b)		625	356,250
Energy Future Holdings Corp.:
	11.25%	12/1/2018	(a)		639	603,855
	11.75%	3/1/2022	(a)		1,350	1,545,750
						3,005,642
Electrical Equipment — 1.4%
NXP BV / NXP Funding LLC:
	5.75%	2/15/2021	(a)		250	265,000
	5.75%	3/15/2023	(a)		700	740,250
						1,005,250
Energy Equipment & Services — 5.2%
Hercules Offshore, Inc. (a)	10.25%	4/1/2019			1,335	1,531,912
Ocean Rig UDW, Inc. (a)	9.50%	4/27/2016			1,200	1,266,000
Tervita Corp. (a)	8.00%	11/15/2018			775	811,813
						3,609,725

See Accompanying Notes to Financial Statements.

					Principal
Security Description	Coupon	Maturity			Amount (000)	Value

Food & Staples Retailing — 2.2%
Chiquita Brands International, Inc. / Chiquita Brands LLC (a)	7.88%	2/1/2021			$1,175	$1,260,187
New Albertsons, Inc.:
	6.63%	6/1/2028			50	36,000
	7.45%	8/1/2029			75	58,594
	8.00%	5/1/2031			150	119,812
	8.70%	5/1/2030			50	41,438
						1,516,031
Health Care Providers & Services — 1.6%
Tenet Healthcare Corp.	6.88%	11/15/2031			1,225	1,145,375

Hotels, Restaurants & Leisure — 5.1%
Boyd Gaming Corp. (a)	9.00%	7/1/2020			975	1,062,750
Caesars Operating Escrow LLC / Caesars Escrow Corp. (a)	9.00%	2/15/2020			1,935	1,905,975
Studio City Finance Ltd. (a)	8.50%	12/1/2020			525	586,687
						3,555,412
Household Durables — 3.0%
Beazer Homes USA, Inc.	9.13%	5/15/2019			650	711,750
K Hovnanian Enterprises, Inc. (a)	9.13%	11/15/2020			1,200	1,362,000
						2,073,750
Household Products — 0.8%
The Sun Products Corp. (a)	7.75%	3/15/2021			530	547,225

Independent Power Producers & Energy Traders — 1.2%
Ameren Energy Generating Co.:
	6.30%	4/1/2020			375	288,750
	7.95%	6/1/2032			700	521,500
						810,250
Industrial Conglomerates — 3.0%
Edgen Murray Corp. (a)	8.75%	11/1/2020			1,965	2,090,269

Insurance — 3.0%
Ambac Assurance Corp. (a)(c)	5.10%	6/7/2020			2,425	2,121,875

IT Services — 1.0%
First Data Corp. (a)	8.25%	1/15/2021			675	717,188

Machinery — 2.0%
Meritor, Inc.:
	7.88%	3/1/2026	(a)		55	61,978
	10.63%	3/15/2018			200	220,500
Milacron LLC / Mcron Finance Corp. (a)	7.75%	2/15/2021			1,040	1,081,600
						1,364,078
Media — 4.8%
Cengage Learning Acquisitions, Inc.:
	11.50%	4/15/2020	(a)		700	549,500
	12.00%	6/30/2019	(a)		150	30,000
Central European Media Enterprises, Ltd. (a)	11.63%	9/15/2016		EUR	600	845,482
Clear Channel Communications, Inc. (a)	11.25%	3/1/2021			$400	424,000
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			825	888,938
Lynx II Corp. (a)	6.38%	4/15/2023			250	270,625
Univision Communications, Inc. (a)	6.75%	9/15/2022			325	360,750
						3,369,295

See Accompanying Notes to Financial Statements.

			Principal
Security Description	Coupon	Maturity	Amount (000)		Value

Metals & Mining — 2.0%
AK Steel Corp. (a)	8.75%	12/1/2018		$30	$33,300
Bluescope Steel, Ltd. / Bluescope Steel Finance (a)	7.13%	5/1/2018	1,000		1,030,000
Schmolz + Bickenbach Luxembourg SA (a)	9.88%	5/15/2019	EUR	250	327,595
					1,390,895
Multiline Retail — 0.9%
JC Penney Corp, Inc.	5.75%	2/15/2018		$725	653,406

Oil, Gas & Consumable Fuels — 5.8%
Calumet Specialty Products Partners LP / Calumet Finance Corp. (a)	9.63%	8/1/2020	305		346,938
CHC Helicopter SA	9.25%	10/15/2020	1,470		1,567,387
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019	930		592,875
Halcon Resources Corp. (a)	8.88%	5/15/2021	1,075		1,152,937
Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC (a)	10.75%	10/1/2020	320		352,000
					4,012,137
Paper & Forest Products — 0.1%
Ainsworth Lumber Co., Ltd. (a)	7.50%	12/15/2017	50		54,500

Personal Products — 1.0%
Ontex IV SA (a)	7.50%	4/15/2018	EUR	500	704,569

Real Estate Management & Development — 0.4%
Agile Property Holdings, Ltd. (a)	8.88%	4/28/2017		$250	269,375

Road & Rail — 0.2%
Swift Services Holdings, Inc.	10.00%	11/15/2018	100		114,500

Software — 0.1%
Infor US, Inc.	9.38%	4/1/2019	50		57,000

Specialty Retail — 0.7%
CST Brands, Inc. (a)	5.00%	5/1/2023	500		513,125

Textiles, Apparel & Luxury Goods — 2.1%
Takko Luxembourg 2 SCA (a)	9.88%	4/15/2019	EUR	1,140	1,463,790

Thrifts & Mortgage Finance — 0.8%
Radian Group, Inc.	9.00%	6/15/2017		$500	572,500

Wireless Telecommunication Services — 2.8%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020	GBP	675	1,111,422
NII International Telecom Sarl (a)	11.38%	8/15/2019		$700	808,499
					1,919,921

TOTAL CORPORATE BONDS & NOTES (Cost $49,180,501)					50,649,846

CONVERTIBLE BONDS — 3.0%
Thrifts & Mortgage Finance — 3.0%
MGIC Investment Corp.	2.00%	4/1/2020	1,375		1,504,765
Radian Group, Inc.	2.25%	3/1/2019	470		620,694

TOTAL CONVERTIBLE BONDS (Cost $1,876,330)					2,125,459

SENIOR LOANS (d) — 6.0%
Communications Equipment — 2.1%
Alcatel Lucent Term Loan C (e)	7.25%	1/30/2019	1,424		1,458,660

Containers and Packaging — 0.5%
Caraustar Industries, Inc. Term Loan (e)	6.50%	5/1/2019	340		341,700

Hotels, Restaurants & Leisure — 2.6%
Harrah’s Las Vegas PropCo, LLC Senior Note (e)	3.69%	2/13/2014	500		459,065
Travelport LLC Term Loan 1 (e)	9.50%	1/31/2016	600		615,000
Travelport LLC Term Loan 2 PIK (e)	4.00%	12/1/2016	746		719,498
					1,793,563

See Accompanying Notes to Financial Statements.

			Principal
Security Description	Coupon	Maturity	Amount (000)	Value

Oil, Gas & Consumable Fuels — 0.8%
ATP Oil & Gas Corp. Term Loan (e)	8.50%	2/23/2014	$250	$172,188
Panda Temple Power LLC Term Loan B (e)	7.25%	4/3/2019	380	387,600
				559,788

TOTAL SENIOR LOANS (Cost $4,094,121)				4,153,711

			Shares (000)
PREFERRED STOCKS — 3.5%
Commercial Banks — 3.5%
HBOS Capital Funding LP	6.85%	3/23/2049	926	922,296
Lloyds Banking Group PLC (a)	6.41%	9/29/2049	900	855,000
Royal Bank of Scotland Group PLC	7.65%	8/29/2049	700	659,750

TOTAL PREFERRED STOCKS (Cost $2,333,939)				2,437,046

			Shares
EQUITY — 0.4%
Index — 0.4%
ProShares Short High Yield Fund			9,000	274,856
TOTAL EQUITY (Cost $299,500)				274,856
TOTAL LONG-TERM INVESTMENTS — 85.6% (Cost $57,784,391)				59,640,918

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 18.3%
REPURCHASE AGREEMENT — 18.3%
State Street Repurchase Agreement, dated 4/30/13, due 5/1/13 at 0.01%, collateralized by Federal National Mortgage Association obligations maturing 12/1/26, market value $13,027,287 (repurchase proceeds $12,769,361) (Cost $12,769,357)	$12,769	12,769,357

TOTAL SHORT-TERM INVESTMENTS — 18.3% (Cost $12,769,357)		12,769,357

TOTAL INVESTMENTS — 103.9% (Cost $70,553,748)		72,410,275

OTHER ASSETS & LIABILITIES — (3.9)%		(2,704,853)

NET ASSETS — 100.0%		$69,705,422

Percentages are calculated as a percentage of net assets as of April 30, 2013.

(a)                                 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b)                                 Defaulted security. Issuer in bankruptcy.

(c)                                  Non-income producing.

(d)                                 Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(e)                                  Variable rate security. Rate shown is rate in effect at April 30, 2013.

PIK — Payment in Kind

PLC — Public Limited Company

SCA — Societe en Commandite par Actions

See Accompanying Notes to Financial Statements.

Forward Foreign Currency Contracts:

					Net Unrealized
Settlement				In Exchange for	Appreciation
Date	Amount		Value	U.S. $	(Depreciation)	Counterparty
Forward Foreign Currency Contracts to Buy:
05/07/2013	EUR	4,653,006	$6,127,935	$6,054,123	$73,812	State Street Bank and Trust Co.
05/07/2013	GBP	1,233,844	1,916,528	1,902,059	14,469	State Street Bank and Trust Co.
					88,281
Forward Foreign Currency Contracts to Sell:
05/07/2013	EUR	4,653,006	6,127,934	6,146,666	18,732	State Street Bank and Trust Co.
05/07/2013	GBP	1,233,844	1,916,528	1,865,588	(50,940)	State Street Bank and Trust Co.
08/06/2013	EUR	4,258,862	5,612,333	5,542,666	(69,667)	State Street Bank and Trust Co.
08/06/2013	GBP	685,897	1,064,849	1,058,010	(6,839)	State Street Bank and Trust Co.
					(108,714)
	Total				$(20,433)

EUR — Euro Currency

GBP — Great British Pound

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	71.8%	$50,078,874
Luxembourg	7.0	4,863,664
United Kingdom	5.9	4,092,031
Canada	4.3	3,026,575
France	4.1	2,833,496
Greece	1.8	1,266,000
Australia	1.5	1,030,000
Ireland	1.5	1,023,271
Netherlands	1.4	1,005,250
Czech Republic	1.2	845,482
Belgium	1.0	704,569
China	0.8	586,687
Sweden	0.7	457,406
Switzerland	0.5	327,595
Hong Kong	0.4	269,375
Total Investments	103.9%	$72,410,275

The geographic allocation is based on where Avenue Capital Management II L.P., the investment adviser, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Assets and Liabilities

April 30, 2013 (unaudited)

Assets
Investments in securities, at value (cost $57,784,391)	$59,640,918
Repurchase agreement, at value	12,769,357
Receivable for investments sold	2,290,310
Interest receivable	863,797
Receivable for fund shares sold	230,377
Receivable due from Advisor	82,484
Prepaid expenses	51,727
Total Assets	75,928,970

Liabilities
Payable for investments purchased	5,938,779
Net unrealized depreciation on open forward foreign currency contracts	20,433
Accrued Trustee’s fees	3,049
Payable for fund shares redeemed	2,678
Distribution fee payable — Investor Class	1,508
Accrued expenses	257,101
Total Liabilities	6,223,548
Net Assets	$69,705,422

Net Assets Consist of:
Paid in capital	$66,893,466
Undistributed net investment income	134,026
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency transactions	840,232
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	1,837,698
Net Assets	$69,705,422

Net Asset Value Per Share
Investor Class Shares
$9,145,359 divided by 810,721 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.28

Institutional Class Shares
$60,560,063 divided by 5,367,260 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.28

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Operations

For the six months ended April 30, 2013 (unaudited)

Investment Income:
Interest income	$798,765
Total Investment Income	798,765

Expenses
Professional fees	169,642
Investment Advisory fee	136,163
Transfer agent fees	92,288
Accounting and Administration fees	77,525
Custody fees	63,345
Insurance expense	32,572
Registration fees	31,357
Shareholder reporting expenses	24,247
Trustee’s fees and expenses	19,757
Distribution fees — Investor Class (Note 5)	5,651
Other expenses	26,602
Total expenses	679,149
Expenses reimbursed by Investment Adviser	(468,718)
Net Expenses	210,431
Net Investment Income	588,334

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments	875,737
Investments in securities sold short	(4,601)
Forward foreign currency contracts	(84,637)
Foreign currency transactions	38,913
825,412
Net change in unrealized appreciation (depreciation) on:
Investments	1,778,822
Forward foreign currency contracts	(5,542)
Foreign currency translations	1,334
1,774,614
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	2,600,026
Net increase in net assets resulting from operations	$3,188,360

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Changes In Net Assets

	Six Months Ended	For the period
	April 30, 2013	June 1, 2012*-
	(unaudited)	October 31, 2012

Increase in Net Assets from Operations:
Net investment income	$588,334	$103,543
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	825,412	411,190
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency transactions	1,774,614	63,084
Net increase in net assets resulting from operations	3,188,360	577,817
Distributions to Shareholders from:
Net investment income:
Investor Class	(68,931)	(42,758)
Institutional Class	(398,698)	(52,783)
Net realized gains
Investor Class	(197,514)	—
Institutional Class	(193,537)	—
Total distributions to shareholders	(858,680)	(95,541)
Capital Stock Transactions(1)
Investor Class:
Subscriptions	6,112,434	2,700,000
Dividends Reinvested	249,050	39,752
Redemptions	(431,094)	—
Institutional Class:
Subscriptions	56,041,586	3,005,000
Dividends Reinvested	555,563	52,783
Redemptions	(1,531,608)	—
Net increase (decrease) in net assets from capital stock transactions	60,995,931	5,797,535
Net increase in net assets during the period	63,325,611	6,279,811
Net assets at beginning of period	6,379,811	100,000
Net assets, end of period (including undistributed net investments income of $134,026 and $13,321, respectively)	$69,705,422	$6,379,811

*      Commencement of operations.

(1)   Capital Share Transactions:

Investor Class:
Subscriptions	554,487	268,905
Dividends Reinvested	23,420	3,664
Redemptions	(39,765)	—
Net increase in Investor Class Shares Outstanding	538,142	272,569
Institutional Class:
Subscriptions	5,139,823	300,500
Dividends Reinvested	51,454	4,865
Redemptions	(139,372)	—
Net increase in Institutional Class Shares Outstanding	5,051,905	305,365

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Investor Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2013		For the period June 1, 2012*-
	(unaudited)		October 31, 2012
Net asset value, beginning of period	$10.85		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.23		0.18
Net realized and unrealized gain (loss)	0.99		0.83
Total from investment operations	1.22		1.01
Distributions to shareholders from:
Net investment income	(0.18)		(0.16)
Net realized gains	(0.61)		—
Total distributions	(0.79)		(0.16)
Net asset value, end of period	$11.28		$10.85
Total return(2)	11.80	%(3)	10.09	%(3)
Net assets, end of period (in 000’s)	$9,145		$2,958
Ratio of expenses to average net assets	1.75	%(4)	1.75	%(4)
Ratio of net investment income (loss) to average net assets	4.23	%(4)	4.20	%(4)
Ratios before expense limitation:
Ratio of expenses to average net assets	6.85	%(4)	16.89	%(4)
Ratio of net investment income (loss) to average net assets	(0.86	)%(4)	(10.94	)%(4)
Portfolio turnover rate	267	%(3)	543	%(3)

*	Commencement of operations.
(1)	Per share amounts have been calculated using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Not annualized.
(4)	Annualized.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2013 (unaudited)		For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$10.85		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.24		0.19
Net realized and unrealized gain (loss)	1.00		0.83
Total from investment operations	1.24		1.02
Distributions to shareholders from:
Net investment income	(0.20)		(0.17)
Net realized gains	(0.61)		—
Total distributions	(0.81)		(0.17)
Net asset value, end of period	$11.28		$10.85
Total return(2)	11.91	%(3)	10.20	%(3)
Net assets, end of period (in 000’s)	$60,560		$3,422
Ratio of expenses to average net assets	1.50	%(4)	1.50	%(4)
Ratio of net investment income (loss) to average net assets	4.34	%(4)	4.37	%(4)
Ratios before expense limitation:
Ratio of expenses to average net assets	4.62	%(4)	17.39	%(4)
Ratio of net investment income (loss) to average net assets	1.23	%(4)	(11.52	)%(4)
Portfolio turnover rate	267	%(3)	543	%(3)

*	Commencement of operations.
(1)	Per share amounts have been calculated using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Not annualized.
(4)	Annualized.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Notes to Financial Statements

April 30, 2013 (unaudited)

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Investor Class and an Institutional Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

Avenue Capital Management II, L.P. (the “Investment Adviser”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) of each class of shares is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the class is computed by dividing the total current value of the assets of the Funds attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time of such computation is made.

Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

FEDERAL INCOME TAXES — The Fund intends to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2013, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

3. Distributions

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Fund’s investment adviser (the “Investment Adviser”), an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets.

At an “in person” meeting held on December 13, 2012 (the “Meeting”) the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Fund and the Investment Adviser, dated as of May 15, 2012, to extend the term of such Expense Limitation Agreement through and including February 28, 2014. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed to reimburse the Fund so that “Total Annual Fund Operating Expenses After Expense Reimbursement” (as such term is used in the Fund’s registration statement on Form N-1A) are limited to 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, through and including February 28, 2014 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Fund may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Fund’s total annual fund operating expenses. The Expense Limitation Agreement can be terminated only by the independent Trustees of the Fund. For the periods ended April 30, 2013 and October 31, 2012, expense reductions, including any fee waivers, were as follows:

Subject to repayment dates
April 30, 2016	October 31, 2015
$468,718	$375,161

Under the terms of the Expense Limitation Agreement, if the Fund’s expense ratio declines sufficiently, the Fund may be liable to repay the reimbursement amount to the Investment Adviser until April 30, 2016 and October 31, 2015, respectively.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of pocket expenses.

The Fund has also contracted with State Street to provide custody and fund accounting services and transfer agency to the Fund. Custody, Fund Accounting and Transfer Agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Distribution and Service (12b-1) and Shareholder Servicing Plans

The Fund has an agreement with Foreside Fund Services, LLC (the “Distributor”) that serves as the Distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Investor Class and Institutional Class shares.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Investor Class and Institutional Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder service fees at an annual rate of up to 0.25% and 0.15% of net assets attributable to Investor Class shares and Institutional Class shares, respectively, to cover the costs of such services. For the 6-month period ended April 30, 2013, the fund incurred $952 and $20,523 in shareholder servicing fees for the Investor Class and Institutional Class, respectively.

The Fund’s 12b-1 Plan commenced on May 14, 2012 and was scheduled to expire on May 14, 2013. On December 13, 2012, the Fund and the Distributor entered into an agreement that extended the term of the current 12b-1 Plan for the period May 14, 2013 through May 14, 2014.

The Fund’s Shareholder Servicing Plan commenced on June 1, 2012 and was scheduled to expire on June 1, 2013. On December 13, 2012, the Fund and the Distributor entered into an agreement that extended the term of the current Shareholder Servicing Plan for the period June 1, 2013 through June 1, 2014.

6. Organizational and Offering Costs

Expenses incurred in connection with the organization and the offering of the Trust and Fund will be paid for by the Investment Adviser. The Trust and Fund do not have an obligation to reimburse the Investment Adviser for organizational and offering costs paid on their behalf. Costs incurred with the organization and offering of the Trust and the Fund were approximately $233,000.

7. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley or an affiliate participated.

8. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $114,627,834 and $65,518,863, respectively, for the period ended April 30, 2013.

9. Share Transactions

The Fund is open for business each day the NYSE is open for trading. Shares can be redeemed on any day during which the NYSE is open. Fund shares will be redeemed at the NAV next calculated after the order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

with the Fund’s distributor. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

A 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

10. Shareholder Concentration

At April 30, 2013, three affiliated shareholder accounts owned an aggregate of 9.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

11. Federal Tax Information

As of April 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed for the year ended October 31, 2012, and the period ended October 31, 2011 remain subject to examination by the Internal Revenue Service for a period of three years.

The tax character of distributions paid during the period ended October 31, 2012 were as follows:

October 31, 2012
Distributions declared from:
Ordinary income*	$95,541

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$70,553,748
Gross unrealized appreciation	$2,184,201
Gross unrealized depreciation	(327,674)
Net unrealized appreciation	$1,856,527

12. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At April 30, 2013, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at April 30, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)
Forward foreign currency contracts	$107,013	$(127,446)

(1)  Statement of Assets and Liabilities location: Net unrealized depreciation on open forward foreign currency contracts.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended April 30, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency contracts	$(84,637)	$(5,542)

(1)  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts.

(2)  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts.

The average volume of forward foreign currency contracts bought and sold measured at each month end and during the period ended April 30, 2013 was approximately $1,593,786 and $4,472,340, respectively.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is interest rate risk for the period ended April 30, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Put options purchased	$(27,626)	$

(1)  Statement of Operations location: Net realized gain (loss) — Investments.

The average volume of put options purchased measured at each month end and during the period ended April 30, 2013 was approximately $7,929.

13. Principal Risks

CONFLICT OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The Fund’s “20% overlap limit” policy, pursuant to which, at the time an investment is made by the Fund, the Fund’s

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Investment Adviser or its affiliates, may have the same effect.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. In recent years, the risks of investing in certain foreign securities have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

RISKS OF OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

14. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended April 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes	$—	$50,649,846	$—	$50,649,846
Convertible Bonds	—	2,125,459	—	2,125,459
Senior Loans	—	4,153,711	—	4,153,711
Preferred Stocks	—	2,437,046	—	2,437,046
Equity	274,856	—	—	274,856
Repurchase Agreement	—	12,769,357	—	12,769,357
Total Asset Position	$274,856	$72,135,419	$—	$72,410,275
Investments in a Liability Position
Forward Foreign Currency Contracts*	—	(20,433)	—	(20,433)
Total Liability Position	$—	$(20,433)	$—	$(20,433)

*  Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

During the period ended April 30, 2013, there were no significant transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

15. Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on its financial statements.

16. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

On March 7, 2013, the Board approved a committed, unsecured 364 day revolving credit facility (the “Credit Facility”) with State Street that would allow the Fund to borrow up to $10,000,000 (the “Facility Amount”), and to use the borrowings for temporary or emergency purposes including to redeem shares or settle trades. The Fund entered into an agreement to establish the Credit Facility on June 12, 2013. The interest rate on any borrowings is the higher of (i) the Overnight LIBOR rate plus 1.25% and (ii) the Federal Funds Effective rate plus 1.25%; due and payable in arrears on the fifteenth day of each calendar month for the immediately preceding calendar month and on the date that is 364 days from the date of execution of the definitive credit agreement. The agreement includes a commitment fee for the unused portion on the facility, payable quarterly in arrears. A one-time, upfront fee equal to 0.10% on the Facility Amount, will be deemed fully earned and payable at closing. In addition, the Fund will pay State Street a commitment fee of 0.10% per annum on the average daily undrawn amount.

Avenue Credit Strategies Fund

Additional Information (Unaudited)

Expense Examples

As a shareholder of the Avenue Credit Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Avenue Credit Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Class	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12-4/30/13	Expense Ratio During Period** 11/1/12-4/30/13
Investor Class	$1,000.00	$1,118.00	$9.19	1.75%
Institutional Class	$1,000.00	1,119.10	7.88	1.50

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each actual class expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual class return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12-4/30/13	Expense Ratio During Period** 11/1/12-4/30/13
Investor Class	$1,000.00	$1,016.12	$8.75	1.75%
Institutional Class	$1,000.00	1,017.36	7.50	1.50

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year.

**	Annualized.

Avenue Income Credit Strategies Fund

April 30, 2013 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Avenue Mutual Funds Trust
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Stephen M. Atkins

Treasurer and Principal Financial Officer

Jeffrey J. Gary

Vice President

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Adviser

Avenue Capital Management II, L.P.

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Avenue Mutual Funds Trust

Avenue Credit Strategies Fund
SEMI-ANNUAL REPORT
April 30, 2013

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  Not applicable to semi-annual reports.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	July 8, 2013